SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 30, 2002
                        (Date of earliest event reported)



                                DCAP GROUP, INC.
               (Exact name of Registrant as specified in charter)



  Delaware                          0-1665                 36-2476480
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(State or other              (Commission File No.)  (IRS Employer Identification
jurisdiction incorporation)                         Number)

                     1158 Broadway, Hewlett, New York 11557
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 374-7600
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Item 2. Acquisition or Disposition of Assets.

     On August 30, 2002, DCAP Group, Inc. ("DCAP"), through a wholly-owned subsidiary, Blast Acquisition Corp. ("Blast"), acquired all of the issued and outstanding capital stock of Barry Scott Companies, Inc. ("Barry Scott") from Progressive Agency Holdings Corp. ("Progressive"), a subsidiary of The
Progressive Corporation, for a purchase price of $850,000. Of such amount, $325,000 was paid at the closing. The balance of the purchase price is payable as follows: (i) $125,000 on August 30, 2004, (ii) $125,000 on August 30, 2005,
and (iii) $275,000 on August 30, 2006. As security for the payment of the installments and for the obligations of Blast under the acquisition agreement, a security interest was granted to Progressive in the shares of stock acquired as well as in the outstanding stock of the subsidiaries of Barry Scott and in assets of Barry Scott and such subsidiaries.

     The closing payment was funded through the sale of an aggregate of 1,000,000 shares of common stock of DCAP at a purchase price of $.50 per share (an aggregate of $500,000) to Jack D. and Stephanie Seibald (500,000 shares) and SDS Partners I, Ltd. (500,000 shares).

     Barry Scott has 20 insurance agency store locations, including 18 which are situated north of Westchester County, New York. In addition to its Barry Scott operations, DCAP has 57 insurance agency store locations in the New York metropolitan area.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          The financial statements required by this item are not included in this initial report on Form 8-K but will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K is required to be filed.

     (b)  Pro Forma Financial Information.

          The pro forma financial information required by this item is not included in this initial report on Form 8-K but will be filed by amendment not later than 60 days after the date that this initial report on Form 8-K is required to be filed.

     (c)  Exhibits.

          Exhibit No.    Description
          -----------    -----------

          2.1 Share Purchase Agreement dated as of August 30, 2002 by and between Progressive Agency Holdings Corp. and Blast Acquisition Corp.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            DCAP GROUP, INC.


Dated: September 13, 2002                   By:/s/ Barry Goldstein
       ------------------                      -----------------------
                                               Barry Goldstein
                                               Chief Executive Officer




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                                                                     Exhibit 2.1